October 29, 2009

DREYFUS AMT-FREE MUNICIPAL BOND FUND Supplement to Prospectus dated December 15, 2008

     The following information supersedes any contrary information contained in the section of the fund’s Prospectus entitled “Management-Investment adviser:”

     The fund’s primary portfolio manager is James Welch, a position he has held since October 2009. Mr.Welch is a portfolio manager for Standish Asset Management Company LLC (Standish), an affiliate of Dreyfus. Mr. Welch is the primary portfolio manager for a number of national and state specific municipal bond funds managed by Dreyfus. Mr. Welch has been employed by Standish since 2009 and Dreyfus since 2001.

0319S1009